Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3320%



        Excess Protection Level
          3 Month Average   5.94%
            April, 1999   5.08%
            March, 1999   6.70%
            February, 1999   6.03%


        Cash Yield                                  17.83%


        Investor Charge Offs                         5.23%


        Base Rate                                    7.52%


        Over 35 Day Delinquency                      4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,418,074,698.76